-1- ADA Environmental Solutions Capstone Investments Small-Cap Conference July 17, 2007 NASDAQ:ADES A Leader in Clean Coal Technology Exhibit 99.1

This presentation contains forward-looking statements within the meaning of Section
27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934, which provide a "safe harbor" for such statements in certain circumstances.
These statements include the Company’s expectations regarding future revenues or other financial measures, the number and timing of anticipated projects and new contracts, anticipated size of and growth in our target markets, expected shortage in activated carbon supply, costs of building an activated carbon manufacturing facility and similar items.  Such statements involve significant uncertainties.  Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors including but not limited to changing economic conditions and market demand for ADA-ES’ products and services, changes in technology, failure to satisfy performance guarantees, reductions in federal funding, changes in federal and state laws or regulations, results of demonstrations of the Company’s and licensed technologies, inability to obtain funding and other risks related to the development of an activated carbon manufacturing facility, operational difficulties, availability of skilled personnel, and other factors discussed in the Company's filings with the U.S. Securities and Exchange Commission. The forward looking statements contained in this presentation are presented as of the date hereof, and we disclaim any duty to update such statements unless required by law to do so.

Overview
ADA Environmental Solutions develops environmental
solutions for the coal-fired power plant market
Recognized emission control industry experts
Senior staff has over 200 years experience developing
emission control technology
Baltimore, MD
Allentown, PA
Birmingham, AL
Marshall, TX
ADA-ES office
Littleton, CO
Napa, CA
(Headquarters)

Coal: a Key Energy Resource
Coal powers 50%+ of electricity generated in the
U.S.
1,100+ coal-fueled boilers
Lowest cost energy source
Secure energy source – 250-year U.S. reserve
but
Cleaning coal burning process critical to long-
term viability and future acceptance

Investment Highlights
Profitable and cash flowing since ‘03 spinout
Strong balance sheet
Three significant growth opportunities:
1. Mercury control from power plants
• ADA is the industry research leader
• Currently the leading provider of engineering services and equipment
• Undertaking large capital projects ($260mm to $1.5B) to vertically integrate business in production of Activated Carbon (AC)
• Well positioned for potential $1-3B/yr market of pending Federal regulation
2. Developing Refined Coal (Section 45) product for older plants
• ADA technology meets criteria for tax credits of approximately $6 Million per plant per year
3. Developing technology to address greenhouse gas CO
2

Opportunity Development
Research & Development / Engineering Services
DOE and industry sponsorship
3 to 5 year cycle
Develop affordable capital equipment
Typical emission equipment: $25 - $100mm
ADA equipment: ~ $1mm
5 to 10 year cycle
Create continuous chemical revenue stream
$100mm to $1B annual markets
Razors and Razor Blades

External Technology Development Funding
1985-1996:  Awarded 50+ R&D contracts exceeding $40 million
2000:  Won $1.7 million DOE flue gas conditioning program
2001:  Won $6.8 million DOE mercury control program
2002:  Won $2.4 million DOE follow-on mercury control program
2003:  Won $8.8 million DOE full-scale mercury control program
2004:  Won $9 million contract with We Energies under $53 million mercury control program (50% funded by the DOE)
2004:  Won approx. $5 million contract for 4 additional sites
2006:  Won $7.5 million DOE mercury control project for 2 plants
2006:  NexGen JV may provide up to $5 million over next three years
2006: DOE award for development of ADESORB ™ , a proprietary process to produce activated carbon
2006: $4 million DOE subcontract for sorbent-based CO
2
control

GROWTH AREA #1 MERCURY CONTROL

ADA-ES Technology is Low Cost and
Simple to Implement
Scrubber
Removes SO
2
Particle Capture
AC
Injected Here
AC Storage and
Feeder
AC with Mercury
Collected Here
Activated Carbon (AC) Injection for Mercury Control

Transportable Silo for Long-Term Full-Scale Tests

Portable Feeder for Short-Term Full-Scale Tests

Sorbent Screening Device

Engineering Services
Help utility clients develop
cost-effective emission
control
Mercury, NO
X
/SO
2
CO
2
,
Particulate
Build relationships with utility
customers
On leading edge of new
regulations and new
approaches to existing
regulations
Continuous
Mercury
Monitor

Technology Demonstrations Provide Basis for Bidding and Guaranteeing Hg Control

● Tested ACI using western coal
◆ Tested ACI using eastern coal

ADA-ES
-11-

Proven Technology
PRB/Bit Blend ESP
PRB ESP
PRB Fabric Filter
0
10
20
30
40
50
60
70
80
90
100
0 0.5 1 1.5 2 2.5 3 3.5 4
Sorbent Costs (mills/kWh)
Eastern Bituminous
Bettered EPA cost goals by 80%
Established as “Best Available” and “Maximum
Achievable” control technology for mercury

Market Drivers: Regulations for Hg Control

Existing Rules Create $200-400 Million Market

P
P
P
P
P
P
P
P
P
P
Total Existing Coal-Fired Capacity MW
24,000
12,000
2,400

State with firm legis/regs more strict than CAMR (13)
State with proposed legis/regs more strict than CAMR (13)
State currently accepting CAMR (24)
P Planned plant that has ordered mercury control system
◆ Plant with consent decree limiting mercury emissions

ADA-ES

-13-

Prospects for New Federal Legislation
Expected to Create $1 Billion Market for AC
EPA sued by multiple states and environmental
groups re: CAMR
Ruling from the DC District Court expected this
year
Two multi-pollutant (SO
2
, NO
x
, Hg, CO
2
) bills
introduced to the Senate in April
Bipartisan support
Tighter Hg, NO
x
and SO
2
controls are not
controversial with focus on CO
2

-15- Activated Carbon Injection (ACI) Equipment for Mercury Control

ACI Equipment Sales:  Status
Since summer ‘05 commercialization:
Won contracts covering 19 ACI systems
Contract options on 6 more
Key supplier of mercury control technology to major air
pollution control companies
Babcock and Wilcox, Alstom Power, Hamon Research
Cottrell, and Hitachi, among others
Working closely with largest utilities in the U.S. and
Canada
Expect to bid on 100 systems in 2008-2009
Recently doubled the size of our engineering design group

Activated Carbon (AC):  Current and
Near-Term Supply Capacity
Current AC market in US is approximately 450 million
pounds per year
Primarily used for drinking water treatment
90% provided by Calgon, Norit and Mead Westvaco
• Operating near production capacity
40-60 million pounds of Chinese carbons had been
dumped on the market at below cost
• 70% tariffs on Chinese carbons passed in April ‘07
New mercury control market could require additional 400
million pounds by 2010 and up to 1 billion pounds by
2012 to 2015
Existing AC producers have been slow to respond
New AC production plants could take 4 to 6 years

New Market for Activated Carbon Created
for Mercury Control
0
500
1,000
1,500
2,000
Activated
Carbon
(millions of
lbs / yr)
Current H20
AC Market
Developing
Market for
Hg Control
Total AC
Market
2006
2010E
2015E
ANNUAL U.S. MARKET
Significant production gap identified
New Market based
on existing
regulations
New Market
based on
Federal regulation

Recent Activated Carbon Market Activity
AC pricing in water treatment has risen 80% compared
to last year
Four utilities have issued RFPs for AC in past 4 months
200 million pounds per year requested
3, 5, and 10 year terms requested
All requests for Treated Carbon (TAC) for Western coals
TAC quoted by AC suppliers at $1.00/lb and above
• Current spot $0.85
• ADA project modeled at 50% PAC / TAC
– PAC at Q1 spot pricing
– TAC at Q1 spot pricing

Near-Term Supply of Activated Carbon
In March ’07 ADA-ES signed an MOU with Calgon
Carbon for three supply phases:
1. ADA-ES and Calgon will have a commission-
based marketing agreement
2. Negotiating potential investment with Calgon to
restart a currently idled line which could include
joint marketing / profit sharing
3. Discussions underway with Calgon to be
potential operating partner and equity
participant in new carbon production plant

ADA-ES New Activated Carbon Production
Largest AC plant(s) in North America
Capital cost: approx. $200mm per plant
All-in financing: $250-270mm
Would produce approx. $100mm in product per year
IRR expected to be greater than 30%
4-6 year process:
Test products
Design plant
Select site
Permit
Construction
Locking up significant reserves
of lignite for feedstock
Permitting multiple sites:
goal of AC production by 2010
May require up to four production lines by 2015 to maintain 50% market share
Current stage

-22- Permitting AC Plants at Three Lignite Mine-Mouth Sites 1. Adjacent to Red River Mine in NW Louisiana 2. Adjacent to Falkirk Mine near Bismarck, ND 3. Alternate ND site to be announced

Anticipated Greenfield Funding
60 - 80% debt project financing
Long-term off-take contracts expected to provide
backing
20 - 40% equity including:
ADA-ES equity
• Shelf registration for issuance of up to 3mm shares
Anticipating equity from strategic partner(s)
in energy industry

Estimated Greenfield AC Plant Economics
(2)
•Based on Annual
revenue ~ $100 million
-TAC 60%
-PAC 34%
-Power 6%
EBITDA 75%
(2)  See Assumptions on Slide 40
Consumables
Interest
Depreciation
Taxes
Net Income
11%
Labor-GA-Maint.  10%
19%
32%
13%
15%

Mercury Control – Estimated Revenue & EBITDA
(1)
Based on a single production train (6 permitted)
for existing regulations
(1)  See Assumptions on Slide 40
0
100
200
2006 2007 2008 2009 2010 2011 2012
Rev Low Rev Mid Rev High
EBITDA

Upcoming Milestones for Greenfield Plant
File for final permit in LA August 2007
Financing partner identified August 2007
EPC Contractor selected October 2007
File for final permit ND1 September 2007
File for final permit ND2 October 2007
Major equipment ordered December 2007
Construction permits granted April 2008
Financial close May 2008
Unit 1 operational Q1 2010

Project Team for Greenfield AC Plant
MANAGEMENT, SITING, ENGINEERING, PROCUREMENT
& CONSTRUCTION
Emission Strategies Inc.: Project management
Ramco Generating Two: Siting & project development support
Highline Consultants, LLC: Engineering and environmental
management
Harris Group, Inc.: Engineering
East Mountain Consultants, Inc.: Project Controls
Andover Technology Partners: Market and alternatives analysis
Misc: Engineering cross-checks, surveys & geotech
TBD: EPC
TBD: Owner’s engineer
TBD: Owner’s construction management
OPERATIONS & ENVIRONMENTAL
Zephyr Environmental Corporation: Permitting
Resource Catalysts: Environmental
AOR, Inc.: Brand Development
Steve Young (ADA-ES): Process development & Ops
Ken Baldrey (ADA-ES): AC production R&D
Hazen Laboratories: Pilot & product testing
TBD: Plant operations contractor
FINANCE & LEGAL
4M Corporation: Finance & market analysis manager
Strategic Initiatives: Corporate finance advisor
TBD: Investment bank
TBD: Equity Manager / co-manager
TBD: Strategic equity partner
Schuchat, Herzog and Brenman: Corporate counsel
Fox Rothschild: Lead counsel & legal team management
Ayres Law Group: Environmental group outreach &
legislation
Hogan & Hartson: Contracts & environmental attorneys
John Adams Associates: Public relations
The Equity Group: Investor relations
Blanchard, Walker, O’Quin & Roberts: LA counsel
Kean Miller: LA environmental & transmission attorneys
Kelsch Kelsch Ruff & Kranda: ND counsel
SALES & MARKETING
Jon Barr (ADA-ES)
Rich Miller (ADA-ES)

GROWTH AREA #2 REFINED COAL

Refined Coal:  Cyclean
American Jobs Creation Act of 2004 creates tax
credit of $6/ton for “Refined Coal” (2009 – 2019)
• “Refined” if 20% reduction in NO
X
and 20% reduction
in SO
2
or Mercury
•
ADA-ES Refined Coal process:
– Adds proprietary chemicals on
Western Coal
– For Cyclone boilers
– Burns cleaner and more efficiently

Status:  Cyclean Refined Coal
Simple process designed for rapid deployment
Demonstrated at three full-scale plants
achieving emission reduction levels that can
qualify for the tax credit
Patents on key components of technology;
recently applied for new patents
Marketing effort underway
Clarification required on 50% market value issue

Cyclean Business Model
Established a JV, Clean Coal Solutions LLC (CCS), with
an affiliate of NexGen Resources Corporation
NexGen paying ADA-ES $5mm for 50% of CCS
Expect CCS to have chemical revenue of $3-4/ton
The $6/ton tax credit to be monetized into $4.80/ton
revenue (may share tax credit with customer)
Target market: Cyclone boilers burning PRB coal
60 million tons per year total market
20 million tons per year currently require mercury control

Remaining Challenges for Refined Coal
Recent PRB
Coal Prices
Rapid marketing of product
Clarification of “50% Market Value” requirement
2006 Price spikes created unexpected volatility
Congressional clarification required
Bill currently in joint House/Senate committee
-
5.00
10.00
15.00
20.00
25.00
2003 2004 2005 2006 2007 2008 2009 2010 2011
8800 Btu 8400 Btu

0
25
50
2006 2007 2008 2009 2010 2011 2012
Rev Low Rev Mid Rev High
EBITDA
Refined Coal – Estimated Revenue & EBITDA
(1)
Based on 10 Million Tons of Refined Coal Per Year
(1)  See Assumptions on Slide 40

GROWTH AREA #3 CONTROL OF GREENHOUSE EMISSIONS: CARBON DIOXIDE

CO
2
Control Business Plan
In pre-market period, use funding from electric power
generators and DOE
Currently negotiating a subcontract on $4mm DOE
program for sorbent-based CO
2
control
Seeing a rapid growth in funding available to address the
CO
2
issue.
Develop technology with a focus on the existing fleet of
1100 boilers
Focus on technology that will have a component that
creates a continuing revenue stream
Potentially largest new market opportunity

FINANCIAL OVERVIEW

Financial Highlights
Cash flowing & profitable since ‘03 spin-off
40% growth in revenue in 2006
Raised over $20 million in past two years to support
growth
Two private equity placements
5.9 million diluted shares outstanding
50%+ held by institutions
~15% held by insiders and employees

0
100
200
2002 2004 2006 2008 2010 2012
Other FGC Mercury Refined Coal CO2
Past Actual and Estimated Future
Revenue by Channel (1)
Based on Existing Mercury Regulations
(1)  See Assumptions on Slide 40

0
100
200
2002 2004 2006 2008 2010 2012
Other Engineering Consulting Equipment Chemicals
Past Actual and Estimated Future
Revenue by Product Segments
(1)
Based on Existing Mercury Regulations
(1)  See Assumptions on Slide 40

Assumptions
Actuals, 2007 Budget, 2008 – 2012 Projections
1. Revenue / EBITDA
A. Mercury
i. Achieve 50% of available ACI equipment market
ii. Commissions per Calgon MOU
iii. Greenfield Activated Carbon Plant Project
a) Single production line
b) Q1 2007 spot pricing for AC
B. Refined Coal
i. Sell 10 million tons Cyclean per year
ii. $6/ ton tax credit, shared 50% with customer and monetized
C. Declining FGC revenues, Increasing CO
2
consulting
D. EBITDA based on mid-point estimates
2. Greenfield Activated Carbon Plant Economics
A. Current price quotes for lignite, labor, and equipment
B. Average of first ten years of production

Strong Financial Position
Balance sheet highlights (at 3/31/07):
Cash and investments of $22.7 million
Working capital of $17.3 million
No long-term debt
Shareholders’ equity of $27.7 million
Market cap $115 million (7/13/07)

Summary
ADA-ES has been instrumental in creating a new mercury
control market
Existing rules: 150 ACI systems, 400 mm lbs/yr AC
New Federal Rule: 600-700 ACI systems, 1 B lbs/yr AC
ADA is already a leading provider of engineering services and equipment for the mercury control market
Building new AC plant for this market
Operating permits for 6 production lines expected Q1-2 2008
Well positioned to respond to AC demand by Federal rule
Progress with Refined Coal; substantial market opportunity
Developing control technology for Greenhouse gases
The next big opportunity in Emission Control
Strong financial position and growing revenue base